CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF DETERMINED TO

Statistical Supplement

Fourth Quarter 2014

Lincoln Financial Group®

You're In Charge®

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Sources of Earnings	7
Select Earnings Drivers By Segment	8
Deposits, Net Flows and Account Balances By Segment	9
Sales By Segment	10
Operating Revenues and General and Administrative Expenses By Segment	11
Operating Commissions and Other Expenses	12
Interest Rate Yields and Spreads By Segment	13
Select Investment Data	14
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	15
Select Liquidity and Ratings Agency Data	16
Select Earnings and Operational Data:
Annuities	17
Retirement Plan Services	18
Life Insurance	19
Group Protection	20
Other Operations and Discontinued Operations	21
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	22
Annuities	23
Retirement Plan Services, Life Insurance and Group Protection	24
Account Value Roll Forwards:
Annuities	25
Retirement Plan Services	26
Life Insurance	27
Select Non-GAAP to GAAP Reconciliations	28

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Bank of America Merrill Lynch	Seth Weiss	646-855-3783
Barclays Capital	Jay Gelb	212-526-1561
Citi Research	Erik Bass	212-816-5257
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Yaron Kinar	212-250-7927
FBR Capital Markets	Randy Binner	703-312-1890
J.P. Morgan Securities	Jimmy Bhullar	212-622-6397
Janney Capital Markets	Bob Glasspiegel	860-724-1203
Jefferies	Colin Devine	212-707-6327
Keefe, Bruyette and Woods	Ryan Krueger	860-722-5930
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Voice: 484-583-1793

Notes
This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website:
www.lfg.com/investor.

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.

The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Single premium bank-owned universal life and variable universal life (“BOLI”) – 15% of single premium deposits;
• Universal life (“UL”), variable universal life (“VUL”), and corporate-owned UL and VUL (“COLI”) – first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Term – 100% of annualized first year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first year premiums from new policies.

Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.
Page 2a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures

Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”) reflected within variable annuity net derivative results;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated February 4, 2015, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Revenues
Insurance premiums	$687	$739	$755	$741	$753	9.6%	$2,687	$2,988	11.2%
Fee income	1,095	1,098	1,134	1,216	1,224	11.8%	4,069	4,673	14.8%
Net investment income	1,211	1,208	1,207	1,212	1,232	1.7%	4,754	4,859	2.2%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(18)	(3)	(3)	(4)	(5)	72.2%	(70)	(16)	77.1%
Realized gain (loss), excluding OTTI	(12)	(15)	38	93	(101)	NM	(65)	16	124.6%
Total realized gain (loss)	(30)	(18)	35	89	(106)	NM	(135)	-	100.0%
Amortization of deferred gains on business
sold through reinsurance	18	19	18	18	18	0.0%	74	74	0.0%
Other revenues	141	130	133	135	565	NM	520	960	84.6%
Total revenues	3,122	3,176	3,282	3,411	3,686	18.1%	11,969	13,554	13.2%

Expenses
Interest credited	639	633	636	631	632	-1.1%	2,510	2,532	0.9%
Benefits	968	1,078	1,079	1,117	1,403	44.9%	3,862	4,679	21.2%
Commissions and other expenses	980	971	963	995	1,150	17.3%	3,701	4,079	10.2%
Interest and debt expense	68	67	67	67	67	-1.5%	265	267	0.8%
Total expenses	2,655	2,749	2,745	2,810	3,252	22.5%	10,338	11,557	11.8%
Income (loss) from continuing operations before taxes	467	427	537	601	434	-7.1%	1,631	1,997	22.4%
Federal income tax expense (benefit)	116	98	139	162	87	-25.0%	387	483	24.8%
Income (loss) from continuing operations	351	329	398	439	347	-1.1%	1,244	1,514	21.7%
Income (loss) from discontinued operations	-	-	-	-	1	NM	-	1	NM
Net income (loss)	351	329	398	439	348	-0.9%	1,244	1,515	21.8%
Adjustment for LNC stock units in our
deferred compensation plans	-	(1)	1	2	-	NM	-	4	NM
Net income (loss) available to common
stockholders – diluted	$351	$328	$399	$441	$348	-0.9%	$1,244	$1,519	22.1%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.29	$1.21	$1.48	$1.65	$1.32	2.3%	$4.52	$5.67	25.4%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$68,937	$71,681	$74,017	$73,799	$74,546	8.1%
U.S. government bonds	367	388	396	402	435	18.5%
Foreign government bonds	549	559	556	551	541	-1.5%
Mortgage-backed securities	5,078	4,944	4,929	4,931	4,796	-5.6%
Asset-backed collateralized debt obligations	225	241	256	286	375	66.7%
State and municipal bonds	3,918	4,204	4,395	4,419	4,593	17.2%
Hybrid and redeemable preferred securities	1,004	971	962	960	954	-5.0%
VIEs' fixed maturity securities	697	597	598	598	598	-14.2%
Equity securities	201	207	256	234	231	14.9%
Total AFS securities	80,976	83,792	86,365	86,180	87,069	7.5%
Trading securities	2,282	2,316	2,339	2,134	2,065	-9.5%
Mortgage loans on real estate	7,210	7,089	7,096	7,466	7,574	5.0%
Real estate	47	42	32	20	20	-57.4%
Policy loans	2,677	2,687	2,683	2,677	2,670	-0.3%
Derivative investments	881	1,044	1,142	1,439	1,860	111.1%
Other investments	1,218	1,237	1,301	1,469	1,709	40.3%
Total investments	95,291	98,207	100,958	101,385	102,967	8.1%
Cash and invested cash	2,364	1,849	1,509	1,821	3,919	65.8%
DAC and VOBA	8,886	8,454	8,149	8,372	8,207	-7.6%
Premiums and fees receivable	420	504	465	448	473	12.6%
Accrued investment income	1,029	1,116	1,081	1,129	1,049	1.9%
Reinsurance recoverables	6,041	5,984	6,007	5,906	5,730	-5.1%
Funds withheld reinsurance assets	776	772	764	761	649	-16.4%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	2,730	3,822	3,760	3,414	2,845	4.2%
Separate account assets	117,135	118,968	124,159	122,937	125,265	6.9%
Total assets	$236,945	$241,949	$249,125	$248,446	$253,377	6.9%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$17,251	$18,997	$19,460	$19,553	$20,057	16.3%
Other contract holder funds	74,548	74,507	74,735	74,893	75,512	1.3%
Short-term debt	501	-	250	250	250	-50.1%
Long-term debt by rating agency leverage definitions:
Operating (see note (1) on page 16 for details)	1,122	1,122	1,122	1,122	1,123	0.1%
Financial	4,198	4,258	4,048	4,064	4,147	-1.2%
Reinsurance related embedded derivatives	108	135	155	141	150	38.9%
Funds withheld reinsurance liabilities	867	843	842	806	764	-11.9%
Deferred gain on business sold through reinsurance	245	226	208	190	171	-30.2%
Payables for collateral on investments	3,238	3,519	3,571	3,853	4,409	36.2%
VIEs' liabilities	27	22	10	17	13	-51.9%
Other liabilities	4,253	4,866	5,114	5,168	5,776	35.8%
Separate account liabilities	117,135	118,968	124,159	122,937	125,265	6.9%
Total liabilities	223,493	227,463	233,674	232,994	237,637	6.3%

Stockholders’ Equity
Common stock	6,876	6,805	6,739	6,696	6,622	-3.7%
Retained earnings	5,013	5,228	5,513	5,834	6,022	20.1%
AOCI:
Unrealized gain (loss) on AFS securities	1,609	2,523	3,282	2,996	3,297	104.9%
Unrealized OTTI on AFS securities	(78)	(79)	(67)	(68)	(58)	25.6%
Unrealized gain (loss) on derivative instruments	256	239	216	221	139	-45.7%
Foreign currency translation adjustment	(5)	(10)	(10)	(10)	(3)	40.0%
Funded status of employee benefit plans	(219)	(220)	(222)	(217)	(279)	-27.4%
Total AOCI	1,563	2,453	3,199	2,922	3,096	98.1%
Total stockholders’ equity	13,452	14,486	15,451	15,452	15,740	17.0%
Total liabilities and stockholders’ equity	$236,945	$241,949	$249,125	$248,446	$253,377	6.9%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Income (Loss)
Income (loss) from operations	$382	$365	$394	$414	$439	14.9%	$1,384	$1,611	16.4%
Net income (loss)	351	329	398	439	348	-0.9%	1,244	1,515	21.8%

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$1.40	$1.34	$1.47	$1.56	$1.67	19.3%	$5.03	$6.03	19.9%
Net income (loss)	1.29	1.21	1.48	1.65	1.32	2.3%	4.52	5.67	25.4%

Average Stockholders’ Equity
Average equity, including AOCI	$13,421	$13,969	$14,968	$15,452	$15,596	16.2%	$13,945	$14,996	7.5%
Average AOCI	1,656	2,008	2,826	3,061	3,009	81.7%	2,477	2,726	10.1%
Average equity, excluding AOCI	$11,765	$11,961	$12,142	$12,391	$12,587	7.0%	$11,468	$12,270	7.0%

ROE
Income (loss) from operations	13.0%	12.2%	13.0%	13.4%	13.9%		12.1%	13.1%
Net income (loss)	11.9%	11.0%	13.1%	14.2%	11.1%		10.8%	12.3%

Per Share
Dividends declared during the period	$0.16	$0.16	$0.16	$0.16	$0.20	25.0%	$0.52	$0.68	30.8%
Book value, including AOCI	51.17	54.94	59.24	59.48	61.35	19.9%	51.17	61.35	19.9%
Book value, excluding AOCI	45.23	45.63	46.97	48.23	49.29	9.0%	45.23	49.29	9.0%

Shares
Repurchased during the period	2.0	3.0	3.1	2.8	3.6	80.7%	12.0	12.5	4.1%
Average for the period – diluted	272.8	272.1	268.9	266.8	263.0	-3.6%	275.1	268.0	-2.6%
End-of-period – assuming conversion of preferred	262.9	263.7	260.8	259.8	256.6	-2.4%	262.9	256.6	-2.4%
End-of-period – diluted	272.2	270.4	267.6	265.5	261.5	-3.9%	272.2	261.5	-3.9%

Cash Returned to Common Stockholders
Shares repurchased	$100	$150	$150	$150	$200	100.0%	$450	$650	44.4%
Common dividends	31	42	42	42	42	35.5%	128	168	31.3%
Total cash returned to common stockholders	$131	$192	$192	$192	$242	84.7%	$578	$818	41.5%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Income (Loss) from Operations
Annuities	$199	$216	$227	$245	$237	19.1%	$750	$925	23.3%
Retirement Plan Services	34	39	39	40	42	23.5%	141	160	13.5%
Life Insurance	157	120	148	150	193	22.9%	544	612	12.5%
Group Protection	11	20	2	8	(7)	NM	71	23	-67.6%
Other Operations	(19)	(30)	(22)	(29)	(26)	-36.8%	(122)	(109)	10.7%
Income (loss) from operations	$382	$365	$394	$414	$439	14.9%	$1,384	$1,611	16.4%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$3,079	$3,225	$3,398	$3,632	$3,786	23.0%	$3,011	$3,510	16.6%
Retirement Plan Services	979	969	949	966	1,002	2.3%	960	972	1.3%
Life Insurance	6,058	5,989	6,088	6,226	6,204	2.4%	6,094	6,127	0.5%
Group Protection	1,121	1,157	1,186	1,208	1,227	9.5%	1,076	1,194	11.0%
Total segment equity, excluding goodwill	11,237	11,340	11,621	12,032	12,219	8.7%	11,141	11,803	5.9%
Other Operations and goodwill	528	621	521	359	368	-30.3%	327	467	42.8%
Total average equity, excluding AOCI	$11,765	$11,961	$12,142	$12,391	$12,587	7.0%	$11,468	$12,270	7.0%

ROE
Segment ROE, excluding goodwill:
Annuities	25.9%	26.8%	26.7%	27.0%	25.1%		24.9%	26.4%
Retirement Plan Services	13.7%	16.1%	16.5%	16.6%	16.6%		14.7%	16.4%
Life Insurance	10.4%	8.0%	9.7%	9.7%	12.5%		8.9%	10.0%
Group Protection	3.9%	6.8%	0.6%	2.6%	-2.1%		6.6%	1.9%
Consolidated ROE – income (loss) from operations	13.0%	12.2%	13.0%	13.4%	13.9%		12.1%	13.1%

Lincoln Financial Group
Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Income (Loss) from Operations, Before Income Taxes
Annuities	$252	$266	$286	$315	$297	17.9%	$927	$1,163	25.5%
Retirement Plan Services	44	53	54	55	49	11.4%	190	211	11.1%
Life Insurance	234	178	223	226	280	19.7%	812	907	11.7%
Group Protection	17	30	3	12	(10)	NM	109	35	-67.9%
Other Operations	(34)	(46)	(34)	(45)	(40)	-17.6%	(192)	(166)	13.5%
Income (loss) from operations, before income taxes	$513	$481	$532	$563	$576	12.3%	$1,846	$2,150	16.5%

Sources of Earnings, Before Income Taxes
Investment spread	$198	$181	$202	$195	$202	2.0%	$772	$778	0.8%
Mortality/morbidity	134	118	115	127	167	24.6%	507	528	4.1%
Fees on AUM	177	189	201	251	205	15.8%	649	846	30.4%
VA riders	38	39	48	35	42	10.5%	110	164	49.1%
Total sources of earnings, before income taxes	547	527	566	608	616	12.6%	2,038	2,316	13.6%
Other Operations	(34)	(46)	(34)	(45)	(40)	-17.6%	(192)	(166)	13.5%
Income (loss) from operations, before income taxes	$513	$481	$532	$563	$576	12.3%	$1,846	$2,150	16.5%

Sources of Earnings, Before Income Taxes, % By Component
Investment spread	36.2%	34.2%	35.6%	32.1%	32.8%		37.8%	33.6%
Mortality/morbidity	24.4%	22.5%	20.4%	20.9%	27.1%		24.9%	22.8%
Fees on AUM	32.5%	35.9%	35.6%	41.3%	33.3%		31.9%	36.5%
VA riders	6.9%	7.4%	8.4%	5.7%	6.8%		5.4%	7.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Annuities
Operating revenues	$886	$909	$926	$944	$966	9.0%	$3,321	$3,746	12.8%
Average account values	111,995	115,282	118,268	121,260	121,079	8.1%	105,430	118,988	12.9%
Net flows	1,190	695	831	565	555	-53.4%	5,012	2,645	-47.2%

Retirement Plan Services
Operating revenues	$271	$271	$270	$272	$277	2.2%	$1,071	$1,090	1.8%
Average account values	50,496	51,460	52,587	53,618	53,739	6.4%	47,846	52,837	10.4%
Net flows	(107)	(361)	366	50	(936)	NM	792	(881)	NM

Life Insurance
Operating revenues	$1,344	$1,337	$1,363	$1,446	$1,858	38.2%	$5,170	$6,003	16.1%
Average account values	39,636	40,333	40,895	41,371	41,858	5.6%	38,585	41,114	6.6%
Average in-force face amount	612,477	619,715	625,961	632,154	637,935	4.2%	601,727	628,941	4.5%
Net flows	1,112	829	919	934	1,096	-1.4%	3,710	3,777	1.8%

Group Protection
Operating revenues	$575	$610	$621	$598	$616	7.1%	$2,260	$2,445	8.2%
Non-medical earned premiums	502	533	528	528	541	7.8%	1,953	2,129	9.0%

Consolidated
Operating revenues	$3,187	$3,233	$3,286	$3,363	$3,834	20.3%	$12,239	$13,716	12.1%
Average account values	202,127	207,075	211,750	216,249	216,676	7.2%	191,861	212,939	11.0%
Net flows	2,195	1,163	2,116	1,549	715	-67.4%	9,514	5,541	-41.8%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Deposits
Annuities	$3,733	$3,379	$3,566	$3,453	$3,381	-9.4%	$14,772	$13,779	-6.7%
Retirement Plan Services	1,643	1,758	1,814	1,611	2,332	41.9%	6,786	7,515	10.7%
Life Insurance	1,445	1,266	1,308	1,285	1,474	2.0%	5,168	5,332	3.2%
Total deposits	$6,821	$6,403	$6,688	$6,349	$7,187	5.4%	$26,726	$26,626	-0.4%

Net Flows
Annuities	$1,190	$695	$831	$565	$555	-53.4%	$5,012	$2,645	-47.2%
Retirement Plan Services	(107)	(361)	366	50	(936)	NM	792	(881)	NM
Life Insurance	1,112	829	919	934	1,096	-1.4%	3,710	3,777	1.8%
Total net flows	$2,195	$1,163	$2,116	$1,549	$715	-67.4%	$9,514	$5,541	-41.8%

Account Balances as of End-of-Period
Annuities	$115,090	$116,784	$121,192	$120,270	$122,041	6.0%	$115,090	$122,041	6.0%
Retirement Plan Services	51,618	51,851	53,748	53,362	53,539	3.7%	51,618	53,539	3.7%
Life Insurance	40,113	40,552	41,238	41,504	42,213	5.2%	40,113	42,213	5.2%
Total account balances	$206,821	$209,187	$216,178	$215,136	$217,793	5.3%	$206,821	$217,793	5.3%

Average Account Balances
Annuities	$111,995	$115,282	$118,268	$121,260	$121,079	8.1%	$105,430	$118,988	12.9%
Retirement Plan Services	50,496	51,460	52,587	53,618	53,739	6.4%	47,846	52,837	10.4%
Life Insurance	39,636	40,333	40,895	41,371	41,858	5.6%	38,585	41,114	6.6%
Total average account balances	$202,127	$207,075	$211,750	$216,249	$216,676	7.2%	$191,861	$212,939	11.0%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Sales
Annuities:
Variable	$3,454	$2,947	$3,173	$3,226	$3,175	-8.1%	$13,717	$12,521	-8.7%
Fixed	279	432	393	227	206	-26.2%	1,055	1,258	19.2%
Total Annuities	$3,733	$3,379	$3,566	$3,453	$3,381	-9.4%	$14,772	$13,779	-6.7%

Retirement Plan Services:
First year sales	$566	$432	$661	$429	$1,190	110.2%	$2,299	$2,712	18.0%
Recurring deposits	1,077	1,326	1,153	1,182	1,142	6.0%	4,487	4,803	7.0%
Total Retirement Plan Services	$1,643	$1,758	$1,814	$1,611	$2,332	41.9%	$6,786	$7,515	10.7%

Life Insurance:
UL:
Excluding MoneyGuard® and indexed UL	$29	$21	$24	$27	$26	-10.3%	$121	$97	-19.8%
MoneyGuard®	46	34	40	43	47	2.2%	189	163	-13.8%
Indexed UL	19	18	15	18	24	26.3%	56	76	35.7%
Total UL	94	73	79	88	97	3.2%	366	336	-8.2%
VUL	51	46	56	44	52	2.0%	141	198	40.4%
Term	26	23	23	23	21	-19.2%	90	91	1.1%
Total individual life insurance	171	142	158	155	170	-0.6%	597	625	4.7%
COLI and BOLI	16	3	14	5	22	37.5%	95	44	-53.7%
Total Life Insurance	$187	$145	$172	$160	$192	2.7%	$692	$669	-3.3%

Group Protection:
Life	$128	$31	$29	$34	$112	-12.5%	$235	$204	-13.2%
Disability	108	26	30	41	103	-4.6%	228	200	-12.3%
Dental	32	7	14	19	35	9.4%	78	75	-3.8%
Total Group Protection	$268	$64	$73	$94	$250	-6.7%	$541	$479	-11.5%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Operating Revenues
Annuities	$886	$909	$926	$944	$966	9.0%	$3,321	$3,746	12.8%
Retirement Plan Services	271	271	270	272	277	2.2%	1,071	1,090	1.8%
Life Insurance	1,344	1,337	1,363	1,446	1,858	38.2%	5,170	6,003	16.1%
Group Protection	575	610	621	598	616	7.1%	2,260	2,445	8.2%
Other Operations	111	106	106	103	117	5.4%	417	432	3.6%
Total	$3,187	$3,233	$3,286	$3,363	$3,834	20.3%	$12,239	$13,716	12.1%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$116	$110	$110	$109	$126	8.6%	$419	$455	8.6%
Retirement Plan Services	80	69	70	73	82	2.5%	289	294	1.7%
Life Insurance	114	103	109	99	124	8.8%	420	435	3.6%
Group Protection	70	60	65	66	75	7.1%	249	267	7.2%
Other Operations	25	14	17	18	35	40.0%	90	83	-7.8%
Total	$405	$356	$371	$365	$442	9.1%	$1,467	$1,534	4.6%

General and Administrative Expenses,
Net of Amounts Capitalized, As a Percentage
of Operating Revenues
Annuities	13.1%	12.1%	11.9%	11.5%	13.0%		12.6%	12.1%
Retirement Plan Services	29.4%	25.5%	26.1%	26.7%	29.6%		27.0%	27.0%
Life Insurance	8.5%	7.7%	8.0%	6.8%	6.7%		8.1%	7.2%
Group Protection	12.1%	9.8%	10.5%	11.0%	12.3%		11.0%	10.9%
Other Operations	22.1%	12.7%	15.3%	17.8%	29.7%		21.7%	19.2%
Total	12.7%	11.0%	11.3%	10.9%	11.5%		12.0%	11.2%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$493	$404	$419	$411	$501	1.6%	$1,720	$1,735	0.9%
Commissions	605	572	604	602	617	2.0%	2,253	2,398	6.4%
Media expenses	16	14	14	15	16	0.0%	62	60	-3.2%
Taxes, licenses and fees	48	81	47	66	52	8.3%	238	246	3.4%
Interest and debt expense	68	67	67	67	67	-1.5%	264	268	1.5%
Expenses associated with reserve financing
and unrelated letters of credit	16	17	17	18	16	0.0%	64	68	6.3%
Total operating commissions and other
expenses incurred	1,246	1,155	1,168	1,179	1,269	1.8%	4,601	4,775	3.8%

Less Amounts Capitalized
General and administrative expenses	(88)	(48)	(48)	(46)	(59)	33.0%	(253)	(201)	20.6%
Commissions	(349)	(310)	(331)	(329)	(345)	1.1%	(1,289)	(1,315)	-2.0%
Taxes, licenses and fees	(8)	(8)	(6)	(7)	(8)	0.0%	(35)	(30)	14.3%
Total amounts capitalized	(445)	(366)	(385)	(382)	(412)	7.4%	(1,577)	(1,546)	2.0%
Total expenses incurred, net of amounts
capitalized, excluding amortization	801	789	783	797	857	7.0%	3,024	3,229	6.8%

Amortization
Amortization of DAC and VOBA	245	247	242	265	358	46.1%	931	1,111	19.3%
Amortization of intangibles	1	1	1	1	1	0.0%	4	4	0.0%
Total amortization	246	248	243	266	359	45.9%	935	1,115	19.3%
Total operating commissions and
other expenses	$1,047	$1,037	$1,026	$1,063	$1,216	16.1%	$3,959	$4,344	9.7%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Annuities
Earned rate on reserves	4.55%	4.55%	4.49%	4.43%	4.31%	(24)	4.64%	4.44%	(20)
Prepayment and make whole premiums	0.17%	0.08%	0.11%	0.11%	0.37%	20	0.18%	0.17%	(1)
Net investment income yield on reserves	4.72%	4.63%	4.60%	4.54%	4.68%	(4)	4.82%	4.61%	(21)
Interest rate credited to contract holders	2.91%	2.81%	2.79%	2.81%	2.75%	(16)	2.85%	2.79%	(6)
Interest rate spread	1.81%	1.82%	1.81%	1.73%	1.93%	12	1.97%	1.82%	(15)

Retirement Plan Services
Earned rate on reserves	4.85%	4.89%	4.78%	4.77%	4.67%	(18)	4.96%	4.78%	(18)
Prepayment and make whole premiums	0.21%	0.12%	0.12%	0.15%	0.33%	12	0.18%	0.18%	-
Net investment income yield on reserves	5.06%	5.01%	4.90%	4.92%	5.00%	(6)	5.14%	4.96%	(18)
Interest rate credited to contract holders	3.08%	3.06%	3.05%	3.04%	3.00%	(8)	3.11%	3.04%	(7)
Interest rate spread	1.98%	1.95%	1.85%	1.88%	2.00%	2	2.03%	1.92%	(11)

Life Insurance
Attributable to interest-sensitive products:
Earned rate on reserves	5.48%	5.46%	5.41%	5.39%	5.37%	(11)	5.55%	5.41%	(14)
Prepayment and make whole premiums	0.16%	0.04%	0.16%	0.07%	0.29%	13	0.11%	0.14%	3
Alternative investments	0.13%	0.18%	0.15%	0.28%	0.06%	(7)	0.11%	0.17%	6
Net investment income yield on reserves	5.77%	5.68%	5.72%	5.74%	5.72%	(5)	5.77%	5.72%	(5)
Interest rate credited to contract holders	3.96%	3.94%	3.96%	3.94%	3.96%	-	3.93%	3.95%	2
Interest rate spread	1.81%	1.74%	1.76%	1.80%	1.76%	(5)	1.84%	1.77%	(7)

Attributable to traditional products:
Earned rate on reserves	5.59%	5.87%	5.48%	5.23%	5.54%	(5)	5.63%	5.53%	(10)
Prepayment and make whole premiums	0.37%	0.22%	0.34%	0.18%	0.17%	(20)	0.14%	0.23%	9
Alternative investments	0.00%	0.00%	0.00%	0.00%	-0.04%	(4)	0.00%	-0.01%	(1)
Net investment income yield on reserves	5.96%	6.09%	5.82%	5.41%	5.67%	(29)	5.77%	5.75%	(2)

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

						As of 12/31/13		As of 12/31/14
						Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds						$68,937	82.8%	$74,545	83.6%
U.S. government bonds						367	0.5%	435	0.5%
Foreign government bonds						549	0.7%	541	0.6%
Mortgage-backed securities						5,078	6.1%	4,796	5.4%
Asset-backed collateralized debt obligations						225	0.3%	375	0.4%
State and municipal bonds						3,918	4.7%	4,594	5.2%
Hybrid and redeemable preferred securities						1,004	1.2%	954	1.1%
VIEs’ fixed maturity securities						697	0.8%	598	0.7%
Equity securities						201	0.2%	231	0.3%
Total AFS securities						80,976	97.3%	87,069	97.8%
Trading securities						2,282	2.7%	2,065	2.2%
Total AFS and trading securities						$83,258	100.0%	$89,134	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities						$79,062	99.8%	$80,960	99.7%
Equity securities						182	0.2%	216	0.3%
Total AFS and trading securities						$79,244	100.0%	$81,176	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade							95.3%		95.0%
Below investment grade							4.7%		5.0%

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Net Investment Income	$1,211	$1,208	$1,207	$1,212	$1,232	1.7%	$4,754	$4,859	2.2%

Average Invested Assets, at Amortized Cost	90,395	91,027	91,879	92,704	93,251	3.2%	89,251	92,215	3.3%

Net Investment Income Yield	5.36%	5.31%	5.25%	5.23%	5.29%	(7)	5.33%	5.27%	(6)

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$36	$40	$40	$42	$43	19.4%	$138	$165	19.6%
Total excluded realized gain (loss)	(66)	(58)	(5)	47	(149)	NM	(273)	(165)	39.6%
Total realized gain (loss), pre-tax	$(30)	$(18)	$35	$89	$(106)	NM	$(135)	$-	100.0%

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$2	$(17)	$5	$(16)	$(19)	NM	$(32)	$(47)	-46.9%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(12)	(14)	16	26	(52)	NM	1	(24)	NM
GLB non-performance risk component	(15)	7	(9)	6	16	206.7%	(88)	20	122.7%
Total variable annuity net derivative results	(27)	(7)	7	32	(36)	-33.3%	(87)	(4)	95.4%
Indexed annuity forward-starting option	(6)	(12)	(8)	9	(9)	-50.0%	(23)	(20)	13.0%
Gain (loss) on sale of subsidiaries/businesses	-	-	-	-	(28)	NM	-	(28)	NM
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(31)	$(36)	$4	$25	$(92)	NM	$(142)	$(99)	30.3%

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(12)	$(2)	$(2)	$(3)	$(3)	72.2%	$(46)	$(10)	78.3%
Other realized gain (loss) related to
certain investments	(4)	(2)	2	(1)	(1)	82.6%	(17)	(2)	88.2%
Gain (loss) on the mark-to-market
on certain instruments	18	(13)	5	(12)	(15)	NM	31	(35)	NM
Total realized gain (loss) related
to investments, after-tax	$2	$(17)	$5	$(16)	$(19)	NM	$(32)	$(47)	-46.9%

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change
Leverage Ratio
Short-term debt	$501	$-	$250	$250	$250	-50.1%
Long-term debt	5,320	5,380	5,170	5,186	5,270	-0.9%
Total debt (1)	5,821	5,380	5,420	5,436	5,520	-5.2%
Less:
Long-term operating debt (2)	1,122	1,122	1,122	1,122	1,123	0.1%
75% of capital securities	909	909	909	909	909	0.0%
Carrying value of fair value hedges	59	120	159	175	259	NM
Total numerator	$3,731	$3,229	$3,230	$3,230	$3,229	-13.5%

Stockholders’ equity, excluding AOCI	$11,889	$12,033	$12,252	$12,530	$12,644	6.4%
Total debt (1)	5,821	5,380	5,420	5,436	5,520	-5.2%
Total denominator	$17,710	$17,413	$17,672	$17,966	$18,164	2.6%

Leverage ratio	21.1%	18.5%	18.3%	18.0%	17.8%

Holding Company Available Liquidity	$1,186	$562	$573	$572	$554	-53.3%

			Ratings as of February 4, 2015
						Standard
			A.M. Best	Fitch	Moody’s	& Poor’s
Senior Debt Ratings			a-	BBB+	Baa1	A-

Financial Strength Ratings
Lincoln National Life Insurance Company			A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company			A	A+	A1	A-
Lincoln Life & Annuity Company of New York			A+	A+	A1	AA-

(1) Excludes obligations under capital leases of $83 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$28	$45	$42	$39	$47	67.9%	$116	$174	50.0%
Fee income	454	464	486	503	507	11.7%	1,631	1,960	20.2%
Net investment income	260	259	258	257	260	0.0%	1,044	1,033	-1.1%
Operating realized gain (loss)	36	39	40	42	42	16.7%	135	161	19.3%
Other revenues	108	102	100	103	110	1.9%	395	418	5.8%
Total operating revenues	886	909	926	944	966	9.0%	3,321	3,746	12.8%
Operating expenses:
Interest credited	161	154	154	152	150	-6.8%	624	610	-2.2%
Benefits	68	87	80	101	92	35.3%	274	359	31.0%
Commissions incurred	267	250	270	270	266	-0.4%	1,021	1,057	3.5%
Other expenses incurred	234	217	210	215	234	0.0%	843	876	3.9%
Amounts capitalized	(193)	(165)	(174)	(175)	(168)	13.0%	(752)	(681)	9.4%
Amortization	97	100	100	66	95	-2.1%	384	362	-5.7%
Total operating expenses	634	643	640	629	669	5.5%	2,394	2,583	7.9%
Income (loss) from operations before taxes	252	266	286	315	297	17.9%	927	1,163	25.5%
Federal income tax expense (benefit)	53	50	59	70	60	13.2%	177	238	34.5%
Income (loss) from operations	$199	$216	$227	$245	$237	19.1%	$750	$925	23.3%

Effective Federal Income Tax Rate	21.0%	18.7%	20.6%	22.1%	20.1%		19.1%	20.5%

Average Equity, Excluding Goodwill and AOCI	$3,079	$3,225	$3,398	$3,632	$3,786	23.0%	$3,011	$3,510	16.6%

ROE, Excluding Goodwill	25.9%	26.8%	26.7%	27.0%	25.1%		24.9%	26.4%

Return on Average Account Values	71	75	77	81	78	7	71	78	7

Account Values
Separate account values:
Average	$90,711	$94,058	$96,913	$99,892	$99,827	10.0%	$84,199	$97,694	16.0%
End-of-period	93,822	95,512	99,801	98,997	100,823	7.5%	93,822	100,823	7.5%
General account values:
Average	21,284	21,224	21,355	21,368	21,252	-0.2%	21,231	21,294	0.3%
End-of-period	21,268	21,272	21,391	21,273	21,218	-0.2%	21,268	21,218	-0.2%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$60	$61	$62	$62	$62	3.3%	$232	$246	6.0%
Net investment income	208	207	204	207	213	2.4%	827	831	0.5%
Other revenues	3	3	4	3	2	-33.3%	12	13	8.3%
Total operating revenues	271	271	270	272	277	2.2%	1,071	1,090	1.8%
Operating expenses:
Interest credited	118	118	118	118	119	0.8%	469	473	0.9%
Benefits	-	-	-	-	-	NM	1	1	0.0%
Commissions incurred	18	18	18	17	18	0.0%	72	72	0.0%
Other expenses incurred	89	80	76	81	91	2.2%	323	326	0.9%
Amounts capitalized	(9)	(8)	(6)	(8)	(9)	0.0%	(32)	(30)	6.3%
Amortization	11	10	10	9	9	-18.2%	48	37	-22.9%
Total operating expenses	227	218	216	217	228	0.4%	881	879	-0.2%
Income (loss) from operations before taxes	44	53	54	55	49	11.4%	190	211	11.1%
Federal income tax expense (benefit)	10	14	15	15	7	-30.0%	49	51	4.1%
Income (loss) from operations	$34	$39	$39	$40	$42	23.5%	$141	$160	13.5%

Effective Federal Income Tax Rate	24.3%	26.3%	26.9%	26.7%	16.0%		25.8%	24.1%

Average Equity, Excluding Goodwill and AOCI	$979	$969	$949	$966	$1,002	2.3%	$960	$972	1.3%

ROE, Excluding Goodwill	13.7%	16.1%	16.5%	16.6%	16.6%		14.7%	16.4%

Pre-tax Net Margin	28.9%	34.5%	35.3%	35.5%	31.3%		31.6%	34.1%

Return on Average Account Values	27	30	30	30	31	4	30	30	-

Average Account Values
Separate account	$14,920	$15,122	$15,221	$15,471	$15,218	2.0%	$14,423	$15,259	5.8%
Mutual fund	20,316	20,965	21,901	22,582	22,732	11.9%	18,382	22,023	19.8%
General account	15,260	15,373	15,465	15,565	15,789	3.5%	15,041	15,555	3.4%

Net Flows – Trailing Twelve Months	$793	$88	$117	$(52)	$(881)	NM	$793	$(881)	NM

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$129	$132	$139	$153	$133	3.1%	$486	$558	14.8%
Fee income	581	574	586	651	656	12.9%	2,203	2,466	11.9%
Net investment income	627	624	632	636	639	1.9%	2,452	2,529	3.1%
Operating realized gain (loss)	-	1	-	-	1	NM	3	3	0.0%
Other revenues	7	6	6	6	429	NM	26	447	NM
Total operating revenues	1,344	1,337	1,363	1,446	1,858	38.2%	5,170	6,003	16.1%
Operating expenses:
Interest credited	332	334	337	337	341	2.7%	1,305	1,349	3.4%
Benefits	496	541	519	550	825	66.3%	1,978	2,435	23.1%
Commissions incurred	174	163	173	172	182	4.6%	616	690	12.0%
Other expenses incurred	194	182	177	173	196	1.0%	714	727	1.8%
Amounts capitalized	(204)	(178)	(187)	(189)	(206)	-1.0%	(702)	(760)	-8.3%
Amortization	118	117	121	177	240	103.4%	447	655	46.5%
Total operating expenses	1,110	1,159	1,140	1,220	1,578	42.2%	4,358	5,096	16.9%
Income (loss) from operations before taxes	234	178	223	226	280	19.7%	812	907	11.7%
Federal income tax expense (benefit)	77	58	75	76	87	13.0%	268	295	10.1%
Income (loss) from operations	$157	$120	$148	$150	$193	22.9%	$544	$612	12.5%

Effective Federal Income Tax Rate	32.8%	32.7%	33.4%	33.4%	31.0%		33.0%	32.5%

Average Equity, Excluding Goodwill and AOCI	$6,058	$5,989	$6,088	$6,226	$6,204	2.4%	$6,094	$6,127	0.5%

ROE, Excluding Goodwill	10.4%	8.0%	9.7%	9.7%	12.5%		8.9%	10.0%

Average Account Values	$39,636	$40,333	$40,895	$41,371	$41,858	5.6%	$38,585	$41,114	6.6%

In-Force Face Amount
UL and other	$318,444	$319,414	$321,056	$322,416	$324,356	1.9%	$318,444	$324,356	1.9%
Term insurance	298,373	303,200	308,253	312,584	316,513	6.1%	298,373	316,513	6.1%
Total in-force face amount	$616,817	$622,614	$629,309	$635,000	$640,869	3.9%	$616,817	$640,869	3.9%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$529	$562	$574	$550	$567	7.2%	$2,084	$2,252	8.1%
Net investment income	43	45	44	45	46	7.0%	165	180	9.1%
Other revenues	3	3	3	3	3	0.0%	11	13	18.2%
Total operating revenues	575	610	621	598	616	7.1%	2,260	2,445	8.2%
Operating expenses:
Interest credited	1	1	2	1	1	0.0%	3	4	33.3%
Benefits	396	423	463	428	460	16.2%	1,559	1,774	13.8%
Commissions incurred	65	66	68	68	70	7.7%	252	273	8.3%
Other expenses incurred	116	87	92	87	111	-4.3%	375	377	0.5%
Amounts capitalized	(38)	(16)	(18)	(11)	(30)	21.1%	(91)	(75)	17.6%
Amortization	18	19	11	13	14	-22.2%	53	57	7.5%
Total operating expenses	558	580	618	586	626	12.2%	2,151	2,410	12.0%
Income (loss) from operations before taxes	17	30	3	12	(10)	NM	109	35	-67.9%
Federal income tax expense (benefit)	6	10	1	4	(3)	NM	38	12	-68.4%
Income (loss) from operations	$11	$20	$2	$8	$(7)	NM	$71	$23	-67.6%

Effective Federal Income Tax Rate	34.9%	35.0%	34.9%	35.0%	35.0%		35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,121	$1,157	$1,186	$1,208	$1,227	9.5%	$1,076	$1,194	11.0%

ROE, Excluding Goodwill	3.9%	6.8%	0.6%	2.6%	-2.1%		6.6%	1.9%

Loss Ratios by Product Line
Life	79.3%	76.1%	80.0%	75.9%	75.5%		77.6%	76.9%
Disability	70.7%	73.6%	82.6%	80.8%	89.2%		70.8%	81.6%
Dental	70.2%	74.0%	71.1%	70.8%	68.6%		73.2%	71.1%
Total non-medical	74.3%	74.8%	80.3%	77.6%	81.0%		74.0%	78.4%
Medical	88.5%	87.6%	89.0%	90.6%	87.7%		88.8%	88.7%

Lincoln Financial Group
Other Operations and Discontinued Operations - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Other Operations
Operating revenues:
Insurance premiums	$-	$-	$-	$-	$5	NM	$1	$5	NM
Net investment income	73	73	70	68	75	2.7%	266	286	7.5%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%	72	71	-1.4%
Media revenues	18	15	17	17	19	5.6%	72	68	-5.6%
Other revenues	2	-	1	-	-	-100.0%	6	2	-66.7%
Total operating revenues	111	106	106	103	117	5.4%	417	432	3.6%
Operating expenses:
Interest credited	27	27	26	22	20	-25.9%	109	96	-11.9%
Benefits	28	30	29	28	34	21.4%	113	121	7.1%
Media expenses	16	14	14	15	16	0.0%	62	60	-3.2%
Commissions and other expenses	6	14	4	16	20	233.3%	62	53	-14.5%
Interest and debt expenses	68	67	67	67	67	-1.5%	264	268	1.5%
Total operating expenses	145	152	140	148	157	8.3%	610	598	-2.0%
Income (loss) from operations before taxes	(34)	(46)	(34)	(45)	(40)	-17.6%	(193)	(166)	14.0%
Federal income tax expense (benefit)	(15)	(16)	(12)	(16)	(14)	6.7%	(71)	(57)	19.7%
Income (loss) from operations	$(19)	$(30)	$(22)	$(29)	$(26)	-36.8%	$(122)	$(109)	10.7%

Discontinued Operations
Gain (loss) on disposal before taxes	$-	$-	$-	$-	$1	NM	$-	$1	NM
Federal income tax expense (benefit)	-	-	-	-	-	NM	-	-	NM
Gain (loss) on disposal	$-	$-	$-	$-	$1	NM	$-	$1	NM

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
DAC and VOBA
Balance as of beginning-of-period	$8,500	$8,886	$8,454	$8,149	$8,372	-1.5%	$6,667	$8,886	33.3%
Business sold through reinsurance	2	-	-	2	-	-100.0%	4	2	-50.0%
Deferrals	445	366	385	382	412	-7.4%	1,577	1,546	-2.0%
Operating amortization	(245)	(247)	(242)	(265)	(358)	-46.1%	(931)	(1,112)	-19.4%
Deferrals, net of operating amortization	200	119	143	117	54	-73.0%	646	434	-32.8%
Amortization associated with benefit ratio unlocking	(2)	(1)	(2)	1	(1)	50.0%	(6)	(2)	66.7%
Adjustment related to realized (gains) losses	6	(8)	-	(27)	4	-33.3%	(9)	(32)	NM
Adjustment related to unrealized (gains) losses	180	(542)	(446)	130	(222)	NM	1,584	(1,081)	NM
Balance as of end-of-period	$8,886	$8,454	$8,149	$8,372	$8,207	-7.6%	$8,886	$8,207	-7.6%

DSI
Balance as of beginning-of-period	$267	$267	$256	$244	$242	-9.4%	$253	$267	5.5%
Deferrals	3	3	4	3	3	0.0%	10	13	30.0%
Operating amortization	(10)	(10)	(10)	(8)	(9)	10.0%	(34)	(36)	-5.9%
Deferrals, net of operating amortization	(7)	(7)	(6)	(5)	(6)	14.3%	(24)	(23)	4.2%
Amortization associated with benefit ratio unlocking	-	-	-	-	-	NM	(1)	-	100.0%
Adjustment related to realized (gains) losses	-	-	(1)	(3)	-	NM	(1)	(4)	NM
Adjustment related to unrealized (gains) losses	7	(4)	(5)	6	4	-42.9%	40	-	-100.0%
Balance as of end-of-period	$267	$256	$244	$242	$240	-10.1%	$267	$240	-10.1%

DFEL
Balance as of beginning-of-period	$1,861	$1,938	$1,707	$1,520	$1,523	-18.2%	$1,373	$1,938	41.2%
Deferrals	81	81	90	108	123	51.9%	320	402	25.6%
Operating amortization	(62)	(65)	(73)	(125)	(121)	-95.2%	(229)	(385)	-68.1%
Deferrals, net of operating amortization	19	16	17	(17)	2	-89.5%	91	17	-81.3%
Amortization associated with benefit ratio unlocking	-	-	-	-	-	NM	(1)	-	100.0%
Adjustment related to realized (gains) losses	-	(2)	(2)	(1)	-	NM	(2)	(6)	NM
Adjustment related to unrealized (gains) losses	58	(245)	(202)	21	(124)	NM	477	(548)	NM
Balance as of end-of-period	$1,938	$1,707	$1,520	$1,523	$1,401	-27.7%	$1,938	$1,401	-27.7%

Lincoln Financial Group
Annuities – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
DAC and VOBA
Balance as of beginning-of-period	$2,609	$2,770	$2,784	$2,810	$2,951	13.1%	$2,092	$2,770	32.4%
Deferrals	193	165	174	175	168	-13.0%	752	681	-9.4%
Operating amortization	(97)	(100)	(100)	(66)	(95)	2.1%	(384)	(362)	5.7%
Deferrals, net of operating amortization	96	65	74	109	73	-24.0%	368	319	-13.3%
Amortization associated with benefit ratio unlocking	(2)	(1)	(2)	1	(1)	50.0%	(6)	(2)	66.7%
Adjustment related to realized (gains) losses	11	(4)	6	(23)	9	-18.2%	7	(12)	NM
Adjustment related to unrealized (gains) losses	56	(46)	(52)	54	31	-44.6%	309	(12)	NM
Balance as of end-of-period	$2,770	$2,784	$2,810	$2,951	$3,063	10.6%	$2,770	$3,063	10.6%

DSI
Balance as of beginning-of-period	$261	$259	$248	$234	$231	-11.5%	$249	$259	4.0%
Deferrals	2	2	1	1	2	0.0%	9	6	-33.3%
Operating amortization	(11)	(10)	(9)	(7)	(9)	18.2%	(36)	(35)	2.8%
Deferrals, net of operating amortization	(9)	(8)	(8)	(6)	(7)	22.2%	(27)	(29)	-7.4%
Amortization associated with benefit ratio unlocking	-	-	-	-	-	NM	(1)	-	100.0%
Adjustment related to realized (gains) losses	-	-	(1)	(3)	-	NM	(1)	(4)	NM
Adjustment related to unrealized (gains) losses	7	(3)	(5)	6	3	-57.1%	39	1	-97.4%
Balance as of end-of-period	$259	$248	$234	$231	$227	-12.4%	$259	$227	-12.4%

DFEL
Balance as of beginning-of-period	$263	$265	$264	$262	$263	0.0%	$258	$265	2.7%
Deferrals	8	8	8	9	10	25.0%	27	34	25.9%
Operating amortization	(6)	(7)	(9)	(6)	(7)	-16.7%	(21)	(29)	-38.1%
Deferrals, net of operating amortization	2	1	(1)	3	3	50.0%	6	5	-16.7%
Amortization associated with benefit ratio unlocking	-	-	-	-	-	NM	(1)	-	100.0%
Adjustment related to realized (gains) losses	-	(2)	(1)	(2)	-	NM	-	(4)	NM
Adjustment related to unrealized (gains) losses	-	-	-	-	-	NM	2	-	-100.0%
Balance as of end-of-period	$265	$264	$262	$263	$266	0.4%	$265	$266	0.4%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection – DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
DAC and VOBA – Retirement Plan Services
Balance as of beginning-of-period	$160	$173	$165	$135	$147	-8.1%	$102	$173	69.6%
Deferrals	9	8	6	8	9	0.0%	32	30	-6.3%
Operating amortization	(11)	(10)	(10)	(9)	(9)	18.2%	(48)	(37)	22.9%
Deferrals, net of operating amortization	(2)	(2)	(4)	(1)	-	100.0%	(16)	(7)	56.3%
Adjustment related to unrealized (gains) losses	15	(6)	(26)	13	1	-93.3%	87	(18)	NM
Balance as of end-of-period	$173	$165	$135	$147	$148	-14.5%	$173	$148	-14.5%

DAC and VOBA – Life Insurance
Balance as of beginning-of-period	$5,520	$5,713	$5,278	$4,970	$5,043	-8.6%	$4,281	$5,713	33.5%
Business sold through reinsurance	2	-	-	2	-	-100.0%	3	2	-33.3%
Deferrals	204	178	187	189	206	1.0%	703	760	8.1%
Operating amortization	(118)	(117)	(121)	(177)	(240)	NM	(447)	(655)	-46.5%
Deferrals, net of operating amortization	86	61	66	12	(34)	NM	256	105	-59.0%
Adjustment related to realized (gains) losses	(5)	(4)	(6)	(4)	(4)	20.0%	(14)	(18)	-28.6%
Adjustment related to unrealized (gains) losses	110	(492)	(368)	63	(256)	NM	1,187	(1,053)	NM
Balance as of end-of-period	$5,713	$5,278	$4,970	$5,043	$4,749	-16.9%	$5,713	$4,749	-16.9%

DFEL – Life Insurance
Balance as of beginning-of-period	$1,597	$1,673	$1,443	$1,258	$1,259	-21.2%	$1,115	$1,673	50.0%
Deferrals	73	73	82	100	114	56.2%	293	369	25.9%
Operating amortization	(55)	(58)	(64)	(119)	(115)	NM	(208)	(356)	-71.2%
Deferrals, net of operating amortization	18	15	18	(19)	(1)	NM	85	13	-84.7%
Adjustment related to realized (gains) losses	(1)	(1)	(1)	(1)	(1)	0.0%	(2)	(2)	0.0%
Adjustment related to unrealized (gains) losses	59	(244)	(202)	21	(122)	NM	475	(549)	NM
Balance as of end-of-period	$1,673	$1,443	$1,258	$1,259	$1,135	-32.2%	$1,673	$1,135	-32.2%

DAC and VOBA – Group Protection
Balance as of beginning-of-period	$211	$230	$227	$234	$232	10.0%	$192	$230	19.8%
Deferrals	37	16	18	11	30	-18.9%	91	75	-17.6%
Operating amortization	(18)	(19)	(11)	(13)	(14)	22.2%	(53)	(57)	-7.5%
Deferrals, net of operating amortization	19	(3)	7	(2)	16	-15.8%	38	18	-52.6%
Balance as of end-of-period	$230	$227	$234	$232	$248	7.8%	$230	$248	7.8%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Fixed Annuities
Balance as of beginning-of-period	$18,457	$18,552	$18,730	$18,875	$18,746	1.6%	$18,438	$18,552	0.6%
Gross deposits	279	432	393	227	206	-26.2%	1,055	1,258	19.2%
Withdrawals and deaths	(440)	(424)	(460)	(475)	(481)	-9.3%	(1,799)	(1,841)	-2.3%
Net flows	(161)	8	(67)	(248)	(275)	-70.8%	(744)	(583)	21.6%
Reinvested interest credited	254	168	211	118	188	-26.0%	849	686	-19.2%
Sales inducements deferred	2	2	1	1	2	0.0%	9	6	-33.3%
Balance as of end-of-period, gross	18,552	18,730	18,875	18,746	18,661	0.6%	18,552	18,661	0.6%
Reinsurance ceded	(759)	(744)	(726)	(714)	(693)	8.7%	(759)	(693)	8.7%
Balance as of end-of-period, net	$17,793	$17,986	$18,149	$18,032	$17,968	1.0%	$17,793	$17,968	1.0%

Variable Annuities
Balance as of beginning-of-period	$91,021	$97,298	$98,798	$103,043	$102,238	12.3%	$78,906	$97,298	23.3%
Gross deposits	3,454	2,947	3,173	3,226	3,175	-8.1%	13,717	12,521	-8.7%
Withdrawals and deaths	(2,103)	(2,260)	(2,275)	(2,413)	(2,345)	-11.5%	(7,961)	(9,293)	-16.7%
Net flows	1,351	687	898	813	830	-38.6%	5,756	3,228	-43.9%
Change in market value and reinvestment	4,926	813	3,347	(1,618)	1,005	-79.6%	12,636	3,547	-71.9%
Balance as of end-of-period, gross	97,298	98,798	103,043	102,238	104,073	7.0%	97,298	104,073	7.0%
Reinsurance ceded	(1)	-	-	-	-	100.0%	(1)	-	100.0%
Balance as of end-of-period, net	$97,297	$98,798	$103,043	$102,238	$104,073	7.0%	$97,297	$104,073	7.0%

Total
Balance as of beginning-of-period	$109,478	$115,850	$117,528	$121,918	$120,984	10.5%	$97,344	$115,850	19.0%
Gross deposits	3,733	3,379	3,566	3,453	3,381	-9.4%	14,772	13,779	-6.7%
Withdrawals and deaths	(2,543)	(2,684)	(2,735)	(2,888)	(2,826)	-11.1%	(9,760)	(11,134)	-14.1%
Net flows	1,190	695	831	565	555	-53.4%	5,012	2,645	-47.2%
Change in market value and reinvestment	5,180	981	3,558	(1,500)	1,193	-77.0%	13,485	4,233	-68.6%
Sales inducements deferred	2	2	1	1	2	0.0%	9	6	-33.3%
Balance as of end-of-period, gross	115,850	117,528	121,918	120,984	122,734	5.9%	115,850	122,734	5.9%
Reinsurance ceded	(760)	(744)	(726)	(714)	(693)	8.8%	(760)	(693)	8.8%
Balance as of end-of-period, net	$115,090	$116,784	$121,192	$120,270	$122,041	6.0%	$115,090	$122,041	6.0%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Small Market
Balance as of beginning-of-period	$7,695	$8,203	$8,223	$8,521	$8,459	9.9%	$7,001	$8,203	17.2%
Gross deposits	548	470	409	449	485	-11.5%	1,683	1,812	7.7%
Withdrawals and deaths	(434)	(510)	(389)	(376)	(505)	-16.4%	(1,587)	(1,779)	-12.1%
Net flows	114	(40)	20	73	(20)	NM	96	33	-65.6%
Transfers between fixed and variable accounts	8	-	-	1	7	-12.5%	(5)	9	280.0%
Change in market value and reinvestment	386	60	278	(136)	128	-66.8%	1,111	329	-70.4%
Balance as of end-of-period	$8,203	$8,223	$8,521	$8,459	$8,574	4.5%	$8,203	$8,574	4.5%

Mid – Large Market
Balance as of beginning-of-period	$25,059	$26,468	$26,708	$28,107	$28,062	12.0%	$21,050	$26,468	25.7%
Gross deposits	945	1,111	1,260	1,023	1,716	81.6%	4,476	5,110	14.2%
Withdrawals and deaths	(884)	(1,213)	(697)	(799)	(2,370)	NM	(2,840)	(5,078)	-78.8%
Net flows	61	(102)	563	224	(654)	NM	1,636	32	-98.0%
Transfers between fixed and variable accounts	(1)	9	7	(13)	(6)	NM	5	(4)	NM
Change in market value and reinvestment	1,349	333	829	(256)	665	-50.7%	3,777	1,571	-58.4%
Balance as of end-of-period	$26,468	$26,708	$28,107	$28,062	$28,067	6.0%	$26,468	$28,067	6.0%

Multi-Fund® and Other
Balance as of beginning-of-period	$16,555	$16,947	$16,920	$17,120	$16,841	1.7%	$15,880	$16,947	6.7%
Gross deposits	150	177	145	139	131	-12.7%	627	593	-5.4%
Withdrawals and deaths	(432)	(396)	(362)	(386)	(393)	9.0%	(1,567)	(1,539)	1.8%
Net flows	(282)	(219)	(217)	(247)	(262)	7.1%	(940)	(946)	-0.6%
Change in market value and reinvestment	674	192	417	(32)	319	-52.7%	2,007	897	-55.3%
Balance as of end-of-period	$16,947	$16,920	$17,120	$16,841	$16,898	-0.3%	$16,947	$16,898	-0.3%

Total
Balance as of beginning-of-period	$49,309	$51,618	$51,851	$53,748	$53,362	8.2%	$43,931	$51,618	17.5%
Gross deposits	1,643	1,758	1,814	1,611	2,332	41.9%	6,786	7,515	10.7%
Withdrawals and deaths	(1,750)	(2,119)	(1,448)	(1,561)	(3,268)	-86.7%	(5,994)	(8,396)	-40.1%
Net flows	(107)	(361)	366	50	(936)	NM	792	(881)	NM
Transfers between fixed and variable accounts	7	9	7	(12)	1	-85.7%	-	5	NM
Change in market value and reinvestment	2,409	585	1,524	(424)	1,112	-53.8%	6,895	2,797	-59.4%
Balance as of end-of-period	$51,618	$51,851	$53,748	$53,362	$53,539	3.7%	$51,618	$53,539	3.7%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$33,366	$33,721	$33,886	$34,094	$34,315	2.8%	$32,432	$33,721	4.0%
Deposits	1,017	869	890	934	1,029	1.2%	3,919	3,721	-5.1%
Withdrawals and deaths	(208)	(292)	(253)	(259)	(256)	-23.1%	(897)	(1,060)	-18.2%
Net flows	809	577	637	675	773	-4.4%	3,022	2,661	-11.9%
Contract holder assessments	(785)	(741)	(764)	(791)	(819)	-4.3%	(3,029)	(3,115)	-2.8%
Reinvested interest credited	331	329	335	337	343	3.6%	1,296	1,345	3.8%
Balance as of end-of-period, gross	33,721	33,886	34,094	34,315	34,612	2.6%	33,721	34,612	2.6%
Reinsurance ceded	(809)	(804)	(797)	(793)	(784)	3.1%	(809)	(784)	3.1%
Balance as of end-of-period, net	$32,912	$33,082	$33,297	$33,522	$33,828	2.8%	$32,912	$33,828	2.8%

VUL
Balance as of beginning-of-period	$7,453	$8,094	$8,354	$8,842	$8,854	18.8%	$6,523	$8,094	24.1%
Deposits	428	397	418	351	445	4.0%	1,249	1,611	29.0%
Withdrawals and deaths	(125)	(145)	(136)	(92)	(122)	2.4%	(561)	(495)	11.8%
Net flows	303	252	282	259	323	6.6%	688	1,116	62.2%
Contract holder assessments	(119)	(112)	(118)	(119)	(128)	-7.6%	(420)	(477)	-13.6%
Change in market value and reinvestment	457	120	324	(128)	214	-53.2%	1,303	530	-59.3%
Balance as of end-of-period, gross	8,094	8,354	8,842	8,854	9,263	14.4%	8,094	9,263	14.4%
Reinsurance ceded	(893)	(884)	(901)	(872)	(878)	1.7%	(893)	(878)	1.7%
Balance as of end-of-period, net	$7,201	$7,470	$7,941	$7,982	$8,385	16.4%	$7,201	$8,385	16.4%

Total
Balance as of beginning-of-period	$40,819	$41,815	$42,240	$42,936	$43,169	5.8%	$38,955	$41,815	7.3%
Deposits	1,445	1,266	1,308	1,285	1,474	2.0%	5,168	5,332	3.2%
Withdrawals and deaths	(333)	(437)	(389)	(351)	(378)	-13.5%	(1,458)	(1,555)	-6.7%
Net flows	1,112	829	919	934	1,096	-1.4%	3,710	3,777	1.8%
Contract holder assessments	(904)	(853)	(882)	(910)	(947)	-4.8%	(3,449)	(3,592)	-4.1%
Change in market value and reinvestment	788	449	659	209	557	-29.3%	2,599	1,875	-27.9%
Balance as of end-of-period, gross	41,815	42,240	42,936	43,169	43,875	4.9%	41,815	43,875	4.9%
Reinsurance ceded	(1,702)	(1,688)	(1,698)	(1,665)	(1,662)	2.4%	(1,702)	(1,662)	2.4%
Balance as of end-of-period, net	$40,113	$40,552	$41,238	$41,504	$42,213	5.2%	$40,113	$42,213	5.2%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	Change	12/31/13	12/31/14	Change
Revenues
Operating revenues	$3,187	$3,233	$3,286	$3,363	$3,834	20.3%	$12,239	$13,716	12.1%
Excluded realized gain (loss)	(66)	(58)	(5)	47	(149)	NM	(273)	(165)	39.6%
Amortization of DFEL on benefit ratio unlocking	-	-	-	-	-	NM	-	-	NM
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%	3	3	0.0%
Total revenues	$3,122	$3,176	$3,282	$3,411	$3,686	18.1%	$11,969	$13,554	13.2%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(43)	$(38)	$(3)	$31	$(96)	NM	$(178)	$(106)	40.4%
Benefit ratio unlocking	12	2	7	(6)	4	-66.7%	36	7	-80.6%
Net gain (loss), after-tax	$(31)	$(36)	$4	$25	$(92)	NM	$(142)	$(99)	30.3%

Net Income
Income (loss) from operations	$382	$365	$394	$414	$439	14.9%	$1,384	$1,611	16.4%
Excluded realized gain (loss)	(43)	(38)	(3)	31	(96)	NM	(178)	(106)	40.4%
Benefit ratio unlocking	12	2	7	(6)	4	-66.7%	36	7	-80.6%
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	-	-	-	-	-	NM	2	2	0.0%
Income (loss) from discontinued operations	-	-	-	-	1	NM	-	1	NM
Net income (loss)	$351	$329	$398	$439	$348	-0.9%	$1,244	$1,515	21.8%

Earnings (Loss) Per Common Share – Diluted
Income (loss) from operations	$1.40	$1.34	$1.47	$1.56	$1.67	19.3%	$5.03	$6.03	19.9%
Excluded realized gain (loss)	(0.15)	(0.14)	(0.01)	0.11	(0.36)	NM	(0.64)	(0.39)	39.1%
Benefit ratio unlocking	0.04	0.01	0.02	(0.02)	0.01	-75.0%	0.13	0.03	-76.9%
Net income (loss)	$1.29	$1.21	$1.48	$1.65	$1.32	2.3%	$4.52	$5.67	25.4%